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                                                                   Exhibit 10.13

                                 AMENDMENT NO. 2
                                 ---------------


         This Amendment (this "Amendment") is made as of April 24, 1999 by and among The First National Bank of Chicago, individually and as agent ("Agent"), the other financial institutions signatory hereto and Luigino's, Inc., a Minnesota corporation (the "Borrower").

                                    RECITALS

         A. The Borrower, the Agent and the Lenders are party to that certain credit agreement dated as of February 4, 1999 (as amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrower and the undersigned Lenders wish to amend certain provisions of the Credit Agreement on the terms and conditions set forth below.

         Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Amendment. Upon the effectiveness hereof pursuant to
         Section 2 below, Section 6.27.1 of the Credit Agreement is amended in its entirety to read as follows:

                           6.27.1 Cash Flow Leverage Ratio. As of any Quarterly
                  Measurement Date, the Cash Flow Leverage Ratio to be greater than the ratio specified in the following table for any Quarterly Measurement Date occurring in the specified period:

                  -----------------------------------------------------------
                                 Period                           Ratio
                                 ------                           -----
                  -----------------------------------------------------------


                  First fiscal quarter of fiscal year 1999        4.80:1

                  Beginning of second fiscal quarter of           4.75:1
                  fiscal year 1999 through third Quarterly
                  Measurement Date of fiscal year 2000

                  Beginning of fourth fiscal quarter of fiscal    4.25:1
                  year 2000 and all times thereafter
                  -----------------------------------------------------------

                  -----------------------------------------------------------

                  2. Effective Time. This Amendment shall be deemed effective as of April 24, 1999 upon the execution and delivery hereof by the Borrower, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all Lenders).

                  3. Miscellaneous .
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                           (a) The execution, delivery and effectiveness of this
                  Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

                           (b) Section headings in this Amendment are included
                  herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                           (c) This Amendment may be executed in any number of
                  counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                           THE FIRST NATIONAL BANK OF
                                           CHICAGO, individually and as Agent


                                           By: /s/ Lisa Whaf
                                              ----------------------------------
                                           Its: Vice President
                                               ---------------------------------


                                           U.S. BANK NATIONAL ASSOCIATION (f/k/a
                                           FIRST BANK NATIONAL ASSOCIATION)


                                           By: /s/ William J. Umscheid
                                              ----------------------------------
                                           Its: Vice President
                                               ---------------------------------


                                           LUIGINO'S, INC.


                                           By: /s/ Joel C. Kozlak
                                              ----------------------------------
                                           Its: Chief Financial Officer
                                               ---------------------------------

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